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                                                                    EXHIBIT 99.2


                             JOINT FILING STATEMENT
                            Pursuant to Rule 13d-1(f)

The undersigned acknowledge and agree that the foregoing Schedule 13D ("Schedule 13D") is filed on behalf of each of the undersigned. The undersigned acknowledge that each shall be responsible for the timely filing of any required amendments, and for the completeness and accuracy of the information concerning him or it contained in Schedule 13D or any subsequent amendment filed by or on behalf of him or it, but shall not be responsible for the completeness and accuracy of the information concerning any others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  July 24, 1997.


                                      /s/ GARY L. DAVIDSON
                                    --------------------------------------
                                    Gary L. Davidson


                                    DAVIDSON FAMILY PARTNERSHIP


                                    By:   /s/ GARY L. DAVIDSON
                                         ---------------------------------
                                         Name:  Gary L. Davidson
                                         Title: Partner

                                    GARY L. DAVIDSON FUNDED REVOCABLE
                                    LIVING TRUST


                                    By:   /s/ GARY L. DAVIDSON
                                         ---------------------------------
                                         Name:  Gary L. Davidson
                                         Title: Partner


                                     /s/ JOHN A. BOOTY
                                    --------------------------------------
                                    John A. Booty

                                    BOOTY-JONES FAMILY PARTNERSHIP


                                    By:   /s/ JOHN A. BOOTY
                                         ---------------------------------
                                          Name:  John A. Booty
                                          Title: Managing Partner


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                                    BOOTY FAMILY TRUST


                                    By:  /s/ JOHN A. BOOTY
                                         ---------------------------------
                                         Name: John A. Booty
                                         Title: Trustee

                                    By:  /s/ KAREN A. BOOTY
                                         ---------------------------------
                                         Name: Karen A. Booty
                                         Title: Trustee

                                    KAREN A. BOOTY CHARITABLE
                                    REMAINDER TRUST


                                    By:  /s/ JOHN A. BOOTY
                                         ---------------------------------
                                         Name: John A. Booty
                                         Title: Trustee

                                    JOHN A. BOOTY CHARITABLE REMAINDER
                                    UNITRUST


                                    By:  /s/ JOHN A. BOOTY
                                         ---------------------------------
                                         Name: John A. Booty
                                         Title: Trustee


                                    /s/ DAVID P. COLLINS
                                    --------------------------------------
                                    David P. Collins

                                    D&V COLLINS FAMILY LIMITED
                                    PARTNERSHIP


                                    By:  /s/ DAVID P. COLLINS
                                         ---------------------------------
                                         Name:  David P. Collins
                                         Title: Settlor-Trustee


                                    By:  /s/ VICTORIA F. COLLINS
                                         ---------------------------------
                                         Name:  Victoria F. Collins
                                         Title: Settlor-Trustee


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
                                    COLLINS FAMILY COMMUNITY PROPERTY
                                    TRUST


                                    By:  /s/ DAVID P. COLLINS
                                         ---------------------------------
                                         Name:  David P. Collins
                                         Title: Settlor-Trustee


                                    By:  /s/ VICTORIA F. COLLINS
                                         ---------------------------------
                                         Name:  Victoria F. Collins
                                         Title: Settlor-Trustee

                                    DAVID P. COLLINS ANNUITY TRUST


                                    By:  /s/ DAVID P. COLLINS
                                         ---------------------------------
                                         Name:  David P. Collins
                                         Title: Trustee


                                    /s/ GRAHAM P. ESPLEY-JONES
                                    --------------------------------------
                                    Graham P. Espley-Jones


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